                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 9, 1998

                          IKON Office Solutions, Inc.
            (Exact name of registrant as specified in its charter)

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                OHIO          File No. 1-5964      23-0334400
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           (State or other    (Commission File   (IRS Employer
           jurisdiction of    Number)            Identification
           incorporation)                        Number)



          P.O. Box 834, Valley Forge, Pennsylvania             19482
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      Registrant's telephone number, including area code: (610) 296-8000
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                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 5. Other Events.
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       On July 9, 1998, the Registrant issued a press release announcing the appointment of James J. Forese as President, Chief Executive Officer and a member of the Board of Directors. Mr. Forese has served as Executive Vice President and President of International Operations for the Registrant since January 1997, and served as Executive Vice President and Chief Operating Officer of Alco Standard, the Registrant's predecessor company, during 1996. The Registrant also announced that Richard A. Jalkut, who has been a director of the company since 1996, has been appointed Non-executive Chairman. John E. Stuart, who had served as Chairman, President and Chief Executive Officer, has resigned his positions with the company.


       This Report includes or incorporates by reference information which may constitute forward-looking statements within the meaning of the federal securities laws. Although the Registrant believes the expectations contained in such forward-looking statements are reasonable, no assurances can be given that such expectations will prove correct. Such forward-looking information is based upon management's current plans or expectations and is subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and the Registrant's future financial condition and results. These uncertainties and risks include, but are not limited to, those relating to successfully managing an aggressive program to acquire and integrate new companies, including companies with technical services and products that are relatively new to the Registrant, and also including companies outside the United States, which present additional risks relating to international operations; risks and uncertainties relating to conducting operations in a competitive environment; delays, difficulties, technological changes, management transitions and employment issues associated with a large-scale transformation project; debt service requirements (including sensitivity to fluctuation in interest rates); and general economic conditions. As a consequence, current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Registrant.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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              (c)   Exhibits
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              (99)  Press Release dated July 9, 1998

                                   SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   IKON OFFICE SOLUTIONS, INC.



                                   By:   /s/MICHAEL J. DILLON
                                      ----------------------------------
                                         Michael J. Dillon
                                         Vice President and Controller


Dated: July 9, 1998

                               Index to Exhibit
                               ----------------


(99)  Press Release dated July 9, 1998